Exhibit 99.1


                 GENTIVA HEALTH SERVICES, INC. AND SUBSIDIARIES
                 UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL DATA

     The following data provides unaudited pro forma consolidated financial data of Gentiva Health Services, Inc. ("Gentiva") as of December 30, 2001 and March 31, 2002 and for the years ended December 30, 2001, December 31, 2000 and January 2, 2000 as well as for the three-month period ended March 31, 2002. The data reflects adjustments to the historical consolidated financial information of Gentiva to give effect to the sale of Gentiva's specialty pharmaceutical services ("SPS") business to Accredo Health, Incorporated. The sale of the SPS business closed on June 13, 2002. For purposes of the following unaudited pro forma consolidated financial data, the selected historical financial data for the SPS business is consistent for all periods presented with Gentiva's reclassification of reportable segments which was effective as of fiscal 2001.

     The unaudited pro forma consolidated financial statements have been prepared assuming that the sale of Gentiva's SPS business and related transactions occurred as of the balance sheet dates, for purposes of the unaudited pro forma consolidated balance sheets, and as of the first day of fiscal 1999, for purposes of the unaudited pro forma consolidated statements of operations.

     The unaudited pro forma financial statements are based upon estimates, available information and certain assumptions that Gentiva management deem appropriate and do not necessarily reflect the consolidated results of operations or financial position that would have existed had the sale of the SPS business been effective on the date specified nor are they necessarily indicative of future results. The unaudited pro forma consolidated financial statements and adjustments should be read with Gentiva's historical consolidated financial statements and the notes to the financial statements previously filed with the Securities and Exchange Commission (the "SEC") and Gentiva's Schedule 14A filed with the SEC on May 31, 2002.


                          GENTIVA HEALTH SERVICES, INC.

                PRO FORMA CONSOLIDATED BALANCE SHEET (Unaudited)
                                December 30, 2001


                                                                                     Pro Forma
                                                                    Historical      Adjustments       Pro Forma
                                                                   ------------   ---------------   -------------
                                                                                   (In thousands)
                                     ASSETS
Current assets
    Cash....................................................        $   71,999      $      (19)(1)   $   88,080
                                                                                       207,500 (1)
                                                                                      (191,400)(2)
    Restricted cash.........................................            35,164              --           35,164
    Marketable securities...................................                --         298,600 (1)           --
                                                                                      (298,600)(2)
    Accounts receivables
       Gross................................................           456,351        (316,770)(1)      151,126
                                                                                        11,545 (3)           --
       Allowance for doubtful accounts......................           (88,155)         77,324 (1)      (10,831)
                                                                   ------------   ---------------   -------------
       Net .................................................           368,196        (227,901)         140,295
    Inventories.............................................            47,600         (46,544)(1)        1,056
    Prepaid expenses and other current assets...............            47,396          (1,685)(1)       45,711
                                                                   ------------   ---------------   -------------
              Total current assets..........................           570,355        (260,049)         310,306
Fixed assets, net...........................................            30,449         (13,404)(1)       17,045
Goodwill, net of accumulated amortization...................           220,541          (3,214)(1)      217,327
Other assets................................................            16,989          (2,225)(1)       14,764
                                                                   ------------   ---------------   -------------
    Total assets............................................        $  838,334      $ (278,892)      $  559,442
                                                                   ============   ===============   =============

                      LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
    Accounts payable........................................        $   57,726      $  (47,704)(1)   $   10,022
    Accrued expenses........................................            63,874          (1,689)(1)       73,730
                                                                                        11,545 (3)           --
    Payroll and related taxes...............................            16,094          (3,338)(1)       12,756
    Income taxes payable....................................                --          26,100 (1)       26,100
    Insurance costs.........................................            31,460          (1,847)(1)       29,613
                                                                   ------------   ---------------   -------------
              Total current liabilities.....................           169,154         (16,933)         152,221
Deferred taxes and other liabilities........................            47,473          (2,095)(1)       45,378
                                                                   ------------   ---------------   -------------
              Total liabilities.............................           216,627         (19,028)         197,599
Stockholders' equity........................................           621,707         230,136 (1)      361,843
                                                                                      (490,000)(2)
                                                                   ------------   ---------------   -------------
              Total liabilities and stockholders' equity....        $  838,334      $ (278,802)      $  559,442
                                                                   ============   ===============   =============


-------------------------


NOTES

(1) Adjustments to reflect the sale of the net assets of the SPS business, assuming that the sale of the SPS business had occurred as of the balance sheet date. In accordance with the asset purchase agreement between Accredo and Gentiva, the purchase price for the SPS business is $415 million, payable half in cash and half in shares of Accredo common stock, provided that the average closing price of the Accredo common stock for the twenty days ending on the second day prior to the closing of the acquisition is between $31 and $41 per share. If the average closing price of the Accredo common stock is outside this range, the number of shares to be issued will be fixed and the value of the stock consideration will fluctuate. The purchase price is also subject to adjustment for changes in the net book value of the SPS business as of the closing date.

     For purposes of the pro forma adjustments, the value of Accredo common stock is assumed to be $59 per share, which represented the closing price of Accredo common stock on May 7, 2002. At this price per share, the number of shares of Accredo common stock to be distributed to Gentiva at the closing is fixed at 5,060,976 shares in accordance with the asset purchase agreement and the value of the stock consideration is $298.6 million ($59 per share multiplied by 5,060,976 shares). Under this assumption, the total consideration to be received by Gentiva in connection with the sale of the SPS business is $506.1 million, consisting of cash of $207.5 million and Accredo common stock valued at $298.6 million; it is assumed that there is no adjustment to the net book value as further described below. Under this assumption, the gain on the sale of the SPS business is $230.1 million, which consists of total consideration to be received by Gentiva of $506.1 million reduced by the net assets of the SPS business of $249.9 million and income taxes payable of $26.1 million (after utilization of Gentiva's net operating loss carryforward). The gain on the sale of the SPS business is excluded from the accompanying statement of operations for the fiscal year ended December 30, 2001.

     For each $1 per share increase or decrease in Accredo common stock above or below $59 per share, the value of Accredo common stock would increase or decrease by $5.1 million, the holdback for taxes would increase or decrease by $1.8 million (representing 35% of $5.1 million) and the total distribution to shareholders and gain on the sale of the SPS business would increase or decrease by $.3 million.

     It is also assumed that the net book value of the SPS business at the closing date will be between $247.5 million and $252.5 million and, as a result, there will be no adjustment to the proceeds from the sale as a result of the net book value of the SPS business. (The net book value of the SPS business was $249.9 million at December 30, 2001.) The purchase price to be paid to Gentiva upon the sale of the SPS business will be adjusted up at closing on a dollar for dollar basis to the extent that the estimated net book value exceeds $252.5 million and will be adjusted down at closing on a dollar for dollar basis to the extent the estimated net book value is less than $247.5 million. The expected net book value as of the closing date cannot be reasonably estimated at this time.

     If there is an adjustment to the net book value of the SPS business as of the closing date, the adjustment will change the distribution to shareholders on a dollar for dollar basis, offset somewhat by a change in the holdback for taxes of 35% of the net book value adjustment, to the extent that the sales proceeds before the holdback for taxes exceed $460 million; this adjustment would have no impact on the statement of operations.

(2) Adjustment to reflect the distribution of substantially all of the proceeds from the sale of the SPS business as of the balance sheet date. To the extent the value of the Accredo common stock and cash consideration received by Gentiva exceeds $460 million, Gentiva will distribute to its shareholders all of the stock consideration and the amount of cash consideration remaining after Gentiva retains, in cash, 35% of the aggregate stock and cash consideration in excess of $460 million to cover a portion of corporate taxes which may result from receipt of the consideration in excess of $460 million for the sale of the SPS business. To the extent that the value of Accredo common stock and cash consideration is equal to or less than $460 million, Gentiva will distribute to its stockholders all of the stock consideration and all of the cash consideration received.

     For purposes of the pro forma adjustments, the distribution to shareholders is assumed to be $490.0 million which represents the value of all of the stock consideration (total of $298.6 million) and $191.4 million in cash which represents all of the cash consideration received ($207.5 million) reduced by $16.1 million which represents 35% of the total consideration in excess of $460.0 million.

(3) Adjustment to add back the intersegment elimination of receivables and accrued expenses between the SPS business and the home health care services business.


                          GENTIVA HEALTH SERVICES, INC.

           PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)
                          Year Ended December 30, 2001

                                                                                    Pro Forma
                                                                  Historical       Adjustments        Pro Forma
                                                                 ------------    ---------------    ---------------
                                                                      (In thousands, except per share data)
Net revenues................................................      $1,377,687      $ (739,315)(1)     $   729,577
                                                                                      91,205 (2)
Cost of services sold.......................................         918,608        (525,896)(1)         483,917
                                                                                      91,205 (2)
                                                                 ------------    ---------------    ---------------
    Gross profit............................................         459,079        (213,419)            245,660
Selling, general and administrative expenses................         436,065        (169,743)(3)         266,322(6)
Interest expense, net.......................................             151             (88)(4)              63
                                                                 ------------    ---------------    ---------------
Income (loss) before income taxes...........................          22,863         (43,588)            (20,725)
Income tax expense (benefit)................................           1,875            (400)(5)           1,475
                                                                 ------------    ---------------    ---------------
    Net income (loss).......................................      $   20,988       $ (43,188)        $   (22,200)
                                                                 ============    ===============    ===============
Net income (loss) per share:
    Basic...................................................      $      0.91                        $     (0.96)
    Diluted.................................................      $      0.85                        $     (0.96)
Average shares outstanding:
    Basic...................................................          23,186                              23,186
    Diluted.................................................          25,869                              23,186


---------------------------

NOTES

(1) Adjustment to eliminate net revenues and cost of services sold of the SPS business, assuming that the sale had occurred as of the first day of fiscal 1999.

(2) Adjustment to add back to net revenue and cost of services sold amounts for the intersegment elimination between the SPS business and the home health care services business which were reflected in the historical financial statements. This adjustment is required to reflect the net revenues and cost of services sold of Gentiva, after excluding the SPS business.

(3) Adjustment to reflect the elimination of selling, general and administrative expenses which are directly attributable to the operations of the SPS business. Such expenses include field administrative costs, the provision for doubtful accounts, depreciation and amortization and corporate office support costs. The selling, general and administrative expenses which are eliminated do not include any allocation of corporate overhead costs which do not have a direct benefit on the SPS operations.

(4) Adjustment to reflect the elimination of interest expense, net attributable to the SPS business. Interest expense, net was allocated to the SPS division based on the ratio of SPS's net assets to the sum of total net assets plus consolidated debt for Gentiva.

(5) Adjustment to eliminate income tax expense attributable to the SPS business based on its inclusion in the consolidated tax return of Gentiva.

(6) Selling, general and administrative expenses on a pro forma basis represent the following (in thousands):

         Field administrative costs...........................      $189,117
         Provision for doubtful accounts......................         5,120
         Corporate expenses...................................        50,333
         Depreciation.........................................         8,718
         Amortization.........................................        10,023
         Special charges-- legal settlements..................         3,011
                                                                   -----------
              Total...........................................      $266,322
                                                                   ===========

         Selling, general and administrative expenses on a pro forma basis do not include any adjustments relating to potential costs savings of field administrative costs and corporate expenses which may result from planned realignment and consolidation initiatives. Gentiva is currently evaluating alternative realignment and consolidation initiatives in an effort to achieve cost savings following the sale of the SPS business. Selling, general and administrative expenses exclude the impact of the cash tender offer by Gentiva for Gentiva options which would result in a compensation charge of $21.0 million.


                          GENTIVA HEALTH SERVICES, INC.

                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                   (Unaudited)
                          Year Ended December 31, 2000

                                                                                    Pro Forma
                                                                  Historical       Adjustments        Pro Forma
                                                                 ------------    ---------------    ----------------
                                                                      (In thousands, except per share data)
Net revenues................................................      $1,506,644      $ (699,327)(1)     $   881,765
                                                                                      74,448 (2)
Cost of services sold.......................................       1,021,644        (487,820)(1)         608,272
                                                                                      74,448 (2)
                                                                 ------------    ---------------    ----------------
    Gross profit............................................         485,000        (211,507)            273,493
Selling, general and administrative expenses................         615,198        (258,839)(3)         356,359 (6)
Gain on sales of businesses.................................         (36,682)                            (36,682)
Interest expense, net.......................................           9,878          (6,812)(4)           3,066
                                                                 ------------    ---------------    ----------------
Income (loss) before income taxes...........................        (103,394)         54,144             (49,250)
Income tax expense..........................................             806           2,300(5)            3,106
                                                                 ------------    ---------------    ----------------
    Net income (loss).......................................      $ (104,200)      $  51,844         $   (52,356)
                                                                 ============    ===============    ================
Net income (loss) per share:
    Basic...................................................      $    (5.05)                        $     (2.54)
    Diluted.................................................      $    (5.05)                        $     (2.54)
Average shares outstanding:
    Basic...................................................          20,637                              20,637
    Diluted.................................................          20,637                              20,637


---------------------------

NOTES

(1) Adjustment to eliminate net revenues and cost of services sold of the SPS business, assuming that the sale had occurred as of the first day of fiscal 1998.

(2) Adjustment to add back to net revenue and cost of services sold amounts for the intersegment elimination between the SPS business and the home health care services business which were reflected in the historical financial statements. This adjustment is required to reflect the net revenues and cost of services sold of the remaining Gentiva, after excluding the SPS business.

(3) Adjustment to reflect the elimination of selling, general and administrative expenses which are directly attributable to the operations of the SPS business. Such expenses include field administrative costs, the provision for doubtful accounts, depreciation and amortization and corporate office support costs. The selling, general and administrative expenses which are eliminated do not include any allocation of corporate overhead costs which do not have a direct benefit on the SPS operations.

(4) Adjustment to reflect the elimination of interest expense, net attributable to the SPS business. Interest expense, net was allocated to the SPS division based on the ratio of SPS's net assets to the sum of total net assets plus consolidated debt for Gentiva.

(5) Adjustment to eliminate income tax expense or benefit attributable to the SPS business based on its inclusion in the consolidated tax return of Gentiva.

(6) Selling, general and administrative expenses on a pro forma basis represent the following (in thousands):

     Field administrative costs...................................    $229,183
     Provision for doubtful accounts..............................      31,157
     Corporate expenses...........................................      55,707
     Depreciation.................................................      11,262
     Amortization.................................................      10,798
     Restructuring and other special charges -- corporate.........      18,252
                                                                     ----------
          Total...................................................    $356,359
                                                                     ==========

         Selling, general and administrative expenses on a pro forma basis do not include any adjustments relating to potential costs savings of field administrative costs and corporate expenses which may result from planned realignment and consolidation initiatives. Gentiva is currently evaluating alternative realignment and consolidation initiatives in an effort to achieve cost savings following the sale of the SPS business.


                          GENTIVA HEALTH SERVICES, INC.

                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                   (Unaudited)
                           Year Ended January 2, 2000

                                                                                    Pro Forma
                                                                  Historical       Adjustments        Pro Forma
                                                                 ------------    ---------------    ---------------
                                                                      (In thousands, except per share data)
Net revenues................................................      $1,489,822      $ (665,126)(1)     $   879,295
                                                                                      54,599 (2)
Cost of services sold.......................................         984,396        (445,102)(1)         593,893
                                                                                      54,599 (2)
                                                                 ------------    ---------------    ---------------
    Gross profit............................................         505,426        (220,024)            285,402
Selling, general and administrative expenses................         509,658        (166,903)(3)         342,755(6)
Interest expense, net.......................................          16,975          (9,802)(4)           7,173
                                                                 ------------    ---------------    ---------------
Loss before income taxes....................................         (21,207)        (43,319)            (64,526)
Income tax benefit..........................................          (6,121)         (2,500)(5)          (8,621)
                                                                 ------------    ---------------    ---------------
    Net loss................................................      $  (15,086)      $ (40,819)        $   (55,905)
                                                                 ============    ===============    ===============
Net loss per share:
    Basic...................................................      $    (0.74)                        $     (2.75)
    Diluted.................................................      $    (0.74)                        $     (2.75)
Average shares outstanding:
    Basic...................................................          20,345                              20,345
    Diluted.................................................          20,345                              20,345


---------------------------

NOTES

(1) Adjustment to eliminate net revenues and cost of services sold of the SPS business, assuming that the sale had occurred as of the first day of fiscal 1998.

(2) Adjustment to add back to net revenue and cost of services sold amounts for the intersegment elimination between the SPS business and the home health care services business which were reflected in the historical financial statements. This adjustment is required to reflect the net revenues and cost of services sold of the remaining Gentiva, after excluding the SPS business.

(3) Adjustment to reflect the elimination of selling, general and administrative expenses which are directly attributable to the operations of the SPS business. Such expenses include field administrative costs, the provision for doubtful accounts, depreciation and amortization and corporate office support costs. The selling, general and administrative expenses which are eliminated do not include any allocation of corporate overhead allocation which do not have a direct benefit on the SPS operations.

(4) Adjustment to reflect the elimination of interest expense, net attributable to the SPS business. Interest expense, net was allocated to the SPS division based on the ratio of SPS's net assets to the sum of total net assets plus consolidated debt for Gentiva.

(5) Adjustments to eliminate income tax benefit attributable to the SPS business based on its inclusion in the consolidated tax return of Gentiva.

(6) Selling, general and administrative expenses on a pro forma basis represent the following (in thousands)

     Field administrative costs..............................    $255,822
     Provision for doubtful accounts.........................       8,440
     Corporate expenses......................................      55,201
     Depreciation............................................      12,693
     Amortization............................................      10,599
                                                                ----------
          Total..............................................    $342,755
                                                                ==========

     Selling, general and administrative expenses on a pro forma basis do not include any adjustments relating to potential costs savings of field administrative costs and corporate expenses which may result from planned realignment and consolidation initiatives. Gentiva is currently evaluating alternative realignment and consolidation initiatives in an effort to achieve cost savings following the sale of the SPS business.


                          GENTIVA HEALTH SERVICES, INC.

                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                   (Unaudited)
                                 March 31, 2002

                                                                                      Pro Forma
                                                                  Historical         Adjustments      Pro Forma
                                                                --------------   -----------------  ---------------
                                                                                  (In thousands)
Assets
Current assets
   Cash....................................................     $       99,424   $      (19) (1)   $       102,905
                                                                                     207,500 (1)
                                                                                   (204,000) (2)
   Restricted cash.........................................             35,164         -                    35,164
   Marketable securities...................................                          262,600 (1)
                                                                                   (262,600) (2)
     Accounts receivable
       Gross...............................................            449,885     (314,985) (1)           145,731
                                                                                      10,831 (3)
       Allowances for doubtful accounts....................           (88,920)        78,452 (1)          (10,468)
                                                                --------------   -----------------  ---------------
       Net.................................................            360,965      (225,702)              135,263
   Inventories.............................................             56,558       (55,446) (1)            1,112
   Prepaid expenses and other current assets...............             22,538        (2,911) (1)           19,627
                                                                --------------   -----------------  ---------------

Total current assets.......................................            574,649      (280,578)              294,071
Fixed assets, net                                                       28,155       (12,348) (1)           15,807
Goodwill, net of accumulated amortization                                3,214        (3,214) (1)           -
Other assets                                                            17,733        (2,482) (1)           15,251
                                                                --------------   -----------------  ---------------
   Total assets............................................     $      623,751   $  (298,622)       $      325,129
                                                                ==============   =================  ===============
Liabilities and Stockholders' Equity

Current liabilities
   Accounts payable........................................     $       83,306   $   (68,376) (1)   $       14,930
   Accrued expenses........................................             55,635        (2,769) (1)           63,697
                                                                                       10,831 (3)
   Payroll and related taxes...............................             15,462        (2,183) (1)           13,279
   Income taxes payable....................................                            12,000 (1)           12,000
   Insurance costs.........................................             35,048        (2,057) (1)           32,991
                                                                --------------   -----------------  ---------------

   Total current liabilities                                           189,451       (52,554)              136,897

Deferred taxes and other liabilities.......................             18,444        (2,353) (1)           16,091
                                                                --------------   -----------------  ---------------
   Total liabilities.......................................            207,895       (54,907)              152,988

Stockholders' equity.......................................            415,856        222,885 (1)          172,141
                                                                                    (466,600) (2)
                                                                --------------   -----------------  ---------------
   Total liabilities and stockholders' equity..............     $      623,751   $  (298,622)       $      325,129
                                                                ==============   =================  ===============


--------------------

NOTES

(1) Adjustments to reflect the sale of the net assets of the SPS business, assuming that the sale of the SPS business had occurred as of the balance sheet date. In accordance with the asset purchase agreement between Accredo and Gentiva, the purchase price for the SPS business is $415 million, payable half in cash and half in shares of Accredo common stock, provided that the average closing price of the Accredo common stock for the twenty days ending on the second day prior to the closing of the acquisition is between $31 and $41 per share. If the average closing price of the Accredo common stock is outside this range, the number of shares to be issued will be fixed and the value of the stock consideration will fluctuate. The purchase price is also subject to adjustment for changes in the net book value of the SPS business as of the closing date.

     For purposes of the pro forma adjustments, the value of each share of Accredo common stock is $51.89 per share, which represented the closing price of Accredo common stock on June 13, 2002, the closing date of the sale of the SPS business. At this price per share, the number of shares of Accredo common stock to be distributed to Gentiva at the closing is fixed at 5,060,976 shares in accordance with the asset purchase agreement and the value of the stock consideration is $262.6 million ($51.89 per share multiplied by 5,060,976 shares). The total consideration to be received by Gentiva in connection with the sale of the SPS business is $470.1 million, consisting of cash of $207.5 million and Accredo common stock valued at $262.6 million; it is assumed that there is no adjustment to the net book value as further described below. Under this assumption, the gain on the sale of the SPS business is $222.9 million, which consists of total consideration to be received by Gentiva of $470.1 million reduced by the net assets of the SPS business of $235.2 million (which represented the net book value as of March 31, 2002) and income taxes payable of $12.0 million (after utilization of Gentiva's net operating loss carryforward). The gain on the sale of the SPS business is excluded from the accompanying statement of operations for the quarter ended March 31, 2002.

     It is also assumed that the net book value of the SPS business at the closing date will be between $247.5 million and $252.2 million and, as a result, there will be no adjustment to the proceeds from the sale as a result of the net book value of the SPS business. The purchase price to be paid to Gentiva upon the sale of the SPS business will be adjusted up at closing on a dollar for dollar basis to the extent that the estimated net book value exceeds $252.5 million and will be adjusted down at closing on a dollar for dollar basis to the extent the estimated net book value is less than $247.5 million. The expected net book value as of the closing date based on the estimated closing balance sheet as of June 13, 2002 was $247.5 million and, as such, there was no adjustment to the purchase price.

(2) Adjustment to reflect the distribution of substantially all of the proceeds from the sale of the SPS business as of the balance sheet date. To the extent that value of the Accredo common stock and cash consideration received by Gentiva exceeds $460 million, Gentiva will distribute to its shareholders all of the stock consideration and the amount of cash consideration remaining after Gentiva retains, in cash, 35% of the aggregate stock and cash consideration in excess of $460 million to cover a portion of corporate taxes which may result from receipt of the consideration in excess of $460 million for the sale of the SPS business. To the extent that the value of Accredo common stock and cash consideration is equal to or less than $460 million, Gentiva will distribute to its shareholders all of the stock consideration and all of the cash consideration received.

     For purposes of the pro forma adjustments, the distribution to shareholders is $466.6 million, which represents the value of all of the stock consideration (total of $262.6 million) and $204.0 million in cash, which represents all of the cash consideration received ($207.5 million) reduced by $3.5 million, which represents 35% of the total consideration in excess of $460.0 million.

(3) Adjustments to add back the intersegment elimination of receivables and accrued expenses between the SPS business and the home health care services business.



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



                          GENTIVA HEALTH SERVICES, INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                   (Unaudited)
                                 March 31, 2002

                                                                                   Pro Forma
                                                                  Historical      Adjustments         Pro Forma
                                                                  ------------   -----------------  -------------
                                                                                  (In thousands)
Net revenues...............................................          $ 369,584      $(200,468) (1)     $ 192,799
                                                                                       23,683  (2)
Cost of services sold......................................            252,874       (147,371) (1)       129,186
                                                                                       23,683  (2)
                                                                  ------------   -----------------  -------------
   Gross profit............................................            116,710        (53,097)            63,613
Selling, general and administrative expenses...............            107,973        (45,184) (3)        62,789 (5)
   Interest expense (income), net..........................              (196)              -               (196)
                                                                  ------------   -----------------  -------------
Income (loss) before income taxes..........................              8,933         (7,913)             1,020
Income tax expense (benefit)...............................                800           (725) (4)            75
                                                                  ------------   -----------------  -------------
   Net income (loss) before Accounting Change..............              8,133         (7,188)               945
Cumulative Effect of Accounting Change                                 217,327              -            217,327
                                                                  ------------   -----------------  -------------
   Net income (loss).......................................         $ (209,194)     $  (7,188)         $(216,382)
                                                                  ============   =================  =============

Net income (loss) per share
   Basic...................................................         $   (8.10)                         $   (8.37)
   Diluted.................................................         $   (7.72)                         $   (7.99)

Average shares outstanding - Basic ........................            25,842                             25,842
                           - Diluted.......................            27,096                             27,096


-------------------

NOTES

(1) Adjustment to eliminate net revenues and cost of services sold of the SPS business, assuming that the sale had occurred as of the first day of fiscal 1999.

(2) Adjustment to add back to net revenue and cost of services sold amounts for the intersegment elimination between the SPS business and the home health care services business which were reflected in the historical financial statements. This adjustment is required to reflect the net revenues and cost of services sold of Gentiva, after excluding the SPS business.

(3) Adjustment to reflect the elimination of selling, general and administrative expenses which are directly attributable to the operations of the SPS business. Such expenses include field administrative costs, the provision for doubtful accounts, depreciation and amortization and corporate office support costs. The selling, general and administrative expenses which are eliminated do not include any allocation of corporate overhead costs which do not have a direct benefit on the SPS operations.

(4) Adjustment to eliminate income tax expense attributable to the SPS business based on its inclusion in the consolidated tax return of Gentiva.

(5) Selling, general and administrative expenses on a pro forma basis represent the following (in thousands):

        Field administrative costs............................   $47,307
        Provision for doubtful accounts.......................       825
        Corporate expenses....................................    12,730
        Depreciation..........................................     1,927
                                                                ---------
            Total.............................................   $62,789
                                                                =========

     Selling, general and administrative expenses on a pro forma basis do not include any adjustments relating to potential cost savings of field administrative costs and corporate expenses which may result from planned realignment and consolidation initiatives. Gentiva is currently evaluating alternative realignment and consolidation initiatives in an effort to achieve cost savings following the sale of the SPS business. Selling, general and administrative expenses exclude the impact of the cash tender offer by Gentiva for Gentiva options, which would result in a compensation charge of $21.0 million.



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